Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of Presentation

Basis of Presentation

The consolidated financial statements include the accounts of Obalon Therapeutics, Inc., and its wholly owned subsidiary, Obalon Center for Weight Loss, Inc.

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and include Obalon's accounts and accounts of its wholly-owned subsidiary. Obalon also consolidates variable interest entities (“VIE”) for which it is the primary beneficiary. The primary beneficiary has both (a) the power to direct the activities of the VIE that most significantly affect the entity’s economic performance and (b) either the obligation to absorb losses or the right to receive benefits. Refer to Note 11, “Variable Interest Entity” for further details. All intercompany transactions and balances have been eliminated in consolidation.

Obalon's principal operations are located in Carlsbad, California and it operates in one business segment.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Reported amounts and note disclosures reflect the overall economic conditions that are most likely to occur and anticipated measures management intends to take. Actual results could differ materially from those estimates. All revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

Cash and Cash Equivalents

Cash and Cash Equivalents

Obalon considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. Cash and cash equivalents include cash in readily available checking and money market accounts.

Comprehensive Loss

Comprehensive Loss

Comprehensive loss is defined as the change in equity during a period from transactions and other events and circumstances from non-owner sources. Obalon’s comprehensive loss was the same as its reported net loss for all periods presented.

Fair Value Measurements

Fair Value Measurements

The carrying values of Obalon’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate their fair values due to the short maturity of these instruments. The carrying value of the term loan approximates its fair value as the interest rate and other terms are that which are currently available to Obalon.

Obalon utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. Obalon determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels in accordance with authoritative accounting guidance:

▪	Level 1 inputs: Observable inputs such as unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
▪

Level 2 inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

Accounts Receivable

Accounts Receivable

Receivables are unsecured and are carried at net realizable value including an allowance for estimated uncollectible amounts. Trade credit is generally extended on a short-term basis; thus trade receivables do not bear interest, although a finance charge may be applied to such receivables that are more than 30 days past due. The allowance for doubtful accounts is based on Obalon’s assessment of the collectability of customer accounts. Obalon regularly reviews the allowance by considering factors such as historical expense, credit quality, the age of the account receivable balances, and current economic conditions that may affect a customer’s ability to pay. Amounts determined to be uncollectible are charged or written off against the reserve. Obalon’s allowance for doubtful accounts was $0 million and $0.5 million at December 31, 2020 and 2019, respectively.

Concentrations of Credit Risk

Concentrations of Credit Risk

Financial instruments that potentially subject Obalon to significant concentrations of credit risk consist primarily of cash equivalents and trade accounts receivable, which are generally not collateralized. Obalon limits its exposure to credit loss by placing its cash equivalents with high credit quality financial institutions and investing in high quality short-term debt instruments. Obalon’s customers consist of physicians and institutions in the United States and one international distributor. Obalon establishes customer credit policies related to its accounts receivable based on historical collection experiences within the various markets in which Obalon operates, historical past-due amounts, and any specific information that Obalon becomes aware of such as bankruptcy or liquidity issues of customers.

The following table summarizes certain financial data for the customers who accounted for 10.0% or more of sales and accounts receivable.

	Year ended December 31,
Revenue	2020	2019
Customer A	—%	19.7%
Customer B	0.2%	17.9%
Customer C	30.2%	9.1%

Accounts Receivable	December 31, 2020	December 31, 2019
Customer A	—%	20.8%

Obalon’s largest customer for the year ended December 31, 2020 was its Middle East distributor in Kuwait, and for the year ended December 31, 2019 the largest customer was a U.S. physician.

Inventory

Inventory

Inventory is stated at the lower of cost (which approximates actual cost on a first-in, first-out basis) or net realizable value, computed on a standard cost basis. Inventory that is obsolete or is in excess of forecasted usage is written down to its estimated net realizable value based on assumptions about future demand. Inventory write-downs are charged to cost of revenue and establish a new cost basis for the inventory.

Obalon evaluated whether the shift in business strategy to pursue a reimbursement model was indicative of inventory impairment. Obalon performed an impairment assessment on its inventory stock and recognized $0.1 million in impairment charges for the year ended December 31, 2020 related to excess inventory not expected to be used in clinical trials to pursue reimbursement. Obalon determined that the remaining inventory balance has an alternative future use in clinical trials and reclassified it to other current assets and clinical-use assets on its consolidated balance sheet as of December 31, 2020. As a result, Obalon does not have any inventory as of December 31, 2020.

Property and Equipment

Property and Equipment

Property and equipment are stated at cost and depreciated over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred. Assets not yet placed in use are not depreciated.

The useful lives of the property and equipment are as follows:

Computer hardware	3 years
Computer software	3 years
Leasehold improvements	Shorter of lease term or useful life
Furniture and fixtures	5 years
Scientific equipment	5 years

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

Obalon evaluates property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparison of the carrying amount of the assets to the future undiscounted net cash flows, which the assets are expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured as the difference between the carrying amount and the fair value of the impaired asset.

In light of Obalon's shift in business strategy from the Obalon-branded retail treatment center model to a reimbursement model, Obalon performed an impairment analysis on its long-lived assets and recognized $1.2 million in impairment charges for the year ended December 31, 2020 relating to the assets as Obalon's previous retail treatment centers.

Obalon did not recognize any material impairment losses for the year ended December 31, 2019.

Leases

Leases

Effective January 1, 2019, Obalon adopted ASC No. 2016‑02, Leases (Topic 842) (“ASU 2016‑02” or “ASC 842”), which supersedes the current accounting for leases, using the modified retrospective transition method. Obalon has elected to apply the practical expedients allowed by the standard for existing leases. The new standard, while retaining two distinct types of leases, finance and operating, (i) requires lessees to record a right-of-use (“ROU”) asset and a related liability for the rights and obligations associated with a lease, regardless of lease classification, and recognize lease expense in a manner similar to current accounting, (ii) eliminates current real estate specific lease provisions, (iii) modifies the lease classification criteria and (iv) aligns many of the underlying lessor model principles with those in the new revenue standard. Obalon determines the initial classification and measurement of its ROU asset and lease liabilities at the lease commencement date and thereafter, if modified. Obalon recognizes a ROU asset for its operating leases with lease terms greater than 12 months. The lease term includes any renewal options and termination options that Obalon is reasonably assured to exercise. The present value of lease payments is determined by using the incremental borrowing rate for operating leases determined by using the incremental borrowing rate of interest that Obalon would pay to borrow on a collateralized basis an amount equal to the lease payments in a similar economic environment and term. Obalon applied the new guidance to its existing facility lease at the time of adoption and recognized a ROU asset and lease liability of $1.2 million and $1.3 million, respectively, during the first quarter of 2019.

Obalon recorded an immaterial amount of lease liabilities, ROU assets, and interest expense associated with finance leases as of and for the year ended December 31, 2020. The underlying asset utilized through the finance lease was purchased by Obalon during the fourth quarter of 2020 and no further financing leases remained as of December 31, 2020. The current and long-term portions of operating lease liabilities are presented within the current portion of lease liabilities and lease liabilities long-term line items on the consolidated balance sheet, respectively. Operating lease ROU assets are presented within the lease right-of-use assets line item on the consolidated balance sheet.

Rent expense for operating leases is recognized on a straight-line basis over the reasonably assured lease term based on the total lease payments and is included in research and development and general and administrative expenses in the statements of operations.

Variable Interest Entities

Variable Interest Entities

Obalon evaluates its ownership, contractual and other interests in entities that are not wholly-owned to determine if these entities are VIEs, and, if so, whether Obalon is the primary beneficiary of the VIE. In determining whether Obalon is the primary beneficiary of a VIE and therefore required to consolidate the VIE, Obalon applies a qualitative approach that determines whether Obalon has both (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses of, or the rights to receive benefits from, the VIE that could potentially be significant to that VIE. Obalon continuously assesses whether it is the primary beneficiary of a VIE, as changes to existing relationships or future transactions may result in the consolidation or deconsolidation of such VIE.

Research and Development Costs

Research and Development Costs

All research and development costs are charged to expense as incurred. Research and development expenses primarily include (i) payroll and related costs associated with research and development performed, (ii) costs related to clinical and preclinical testing of our technologies under development and (iii) other research and development expenses.

Clinical Trial Expenses

Clinical Trial Expenses

Obalon enters into contracts with third party hospitals and doctors to perform clinical trial activities. Obalon accrues expenses for clinical trial activities performed by third parties based on estimates of work performed by each third party as of the balance sheet date. Obalon’s clinical trial expense is primarily driven by patient visits to the third party hospitals and doctors. As such, Obalon accrues expense for actual patient visits based on third-party reporting and the contractually agreed upon cost for each visit to calculate its clinical accrual.

Stock-Based Compensation

Stock-Based Compensation

Stock-based awards issued to employees and directors, are recorded at fair value as of the grant date and recognized as expense on a ratable basis over the employee’s or director’s requisite service period (generally the vesting period). The fair value of incentive stock options is estimated using the Black-Scholes option pricing model. The fair value of restricted stock awards and restricted stock units is estimated using Obalon’s stock price on the grant date. Because non-cash stock compensation expense is based on awards ultimately expected to vest, it is reduced by an estimate for future forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from estimates.

Income Taxes

Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Obalon recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Obalon accounts for interest and penalties related to income tax matters, if any, as a component of income tax expense or benefit.

Revenue Recognition

Revenue recognition

Obalon recognizes revenue, in accordance with ASC 606, when control of its products is transferred to its customers in an amount that reflects the consideration it expects to receive in exchange for those products. Obalon’s revenue recognition process involves identifying the contract with a customer, determining the performance obligations in the contract, determining the transaction price, allocating the transaction price to the distinct performance obligations in the contract, and recognizing revenue as performance obligations are satisfied. A performance obligation is considered distinct from other obligations in a contract when it provides a benefit to the customer either on its own or together with other resources that are readily available to the customer and is separately identified in the contract. Obalon considers a performance obligation satisfied once it has transferred control of a good or service to the customer, meaning the customer has the ability to use and obtain the benefit of the good or service. Obalon recognizes revenue for satisfied performance obligations only when it determines there are no uncertainties regarding payment terms or transfer of control.

Revenue is primarily generated from sales of the Obalon Balloon System to physicians and institutions in the United States, patients treated at the Obalon branded retail center, and sales to distributors in the Middle East. In sales to these customers, Obalon recognizes revenue upon shipment of its product as Obalon’s standard contract terms dictate that control transfers to the customer upon shipment of its product. Invoicing typically occurs upon shipment and the time period between invoicing and when payment is due is not significant. Sales taxes collected are excluded from revenues. Shipping charges billed to customers are included in revenue and related shipping cost is included in cost of revenue. Obalon’s revenue contracts do not provide for maintenance. Revenue generated from the treatment centers that began treating patients in October 2019 is recognized as the distinct service performance obligations are delivered to customers. Commissions are considered incremental costs to obtain a contract with a customer and paid to salespeople when contracts are executed. Commissions from both private practice and treatment center revenues are recognized as a selling expense when incurred as the amortization period is one year or less.

The components of the Obalon Balloon System, in sales to physicians and Middle East distributors, are typically packaged in a kit and shipped to the customer at the same time, satisfying the majority of performance obligations in the contract. Revenues from the treatment center are recognized as Obalon delivers the distinct performance obligations. Obalon records deferred revenue at the treatment center whenever Obalon receives cash payments prior to the fulfillment of the distinct performance obligations. Obalon recognizes revenue for any unsatisfied, distinct performance obligations, such as undelivered components, as they are satisfied based on the estimated standalone selling price of each performance obligation. Obalon estimates the standalone selling price of each performance obligation by estimating the expected cost of satisfying that performance obligation plus an appropriate margin and also third-party evidence for certain performance obligations from treatment center revenues.

When Obalon enters into contracts with multiple performance obligations, such obligations are generally satisfied within a short time frame of approximately three to six months after the contract execution date. Obalon does not disclose the value of the unsatisfied performance obligations within its contracts.

Obalon offers a swallow guarantee program in the United States where it may provide replacement balloons to customers when their patients are unsuccessful in swallowing an Obalon balloon, subject to certain requirements and restrictions. Obalon considers the replacement balloons provided under this program as an additional performance obligation in the contract and defers revenue relating to the replacement balloons based on an expected swallow failure rate and then recognizes revenue when replacement balloons are provided.

Obalon recognizes revenue at the net sales price, which reflects the consideration Obalon believes it is most likely to receive. The net sales price includes estimates of variable consideration for customer incentives and returns. Obalon reserves for product returns as a reduction to revenue in the period when the related revenue is recognized. Obalon estimates its product returns based on historical return rates and specifically known events. Estimated costs of customer incentive programs are recorded at the time the incentives are offered, based on the specific terms and conditions of the program. Customer incentives that provide discounts to the customer on purchases of current or future product are recorded as a reduction of revenue in the period the related product revenue is recognized. Any consideration payable to a customer is presumed as a reduction to revenue unless Obalon can demonstrate that the consideration provided to the customer is in exchange for a distinct good or service.

Actual amounts of consideration ultimately received may differ from Obalon’s estimates. If actual results vary from Obalon’s estimates, Obalon would adjust these estimates, which would impact net product revenue and results of operations in the period such variances become known.

Product Warranty

Product Warranty

Obalon warranties its products to be of good quality and free from defects in design, materials, or workmanship for approximately one year from the date of purchase. Obalon accrues for the estimated future costs of repair or replacement upon shipment. The warranty accrual is recorded to cost of revenue and is based on historical and forecasted trends in the volume of product failures during the warranty period and the cost to repair or replace the equipment.

It is possible that Obalon’s underlying assumptions will not reflect the actual experience and in that case, future adjustments will be made to the recorded warranty obligation. The warranty expense as of December 31, 2020 and 2019 was immaterial.

Advertising Costs

Advertising Costs

Advertising costs are expensed as incurred and included in selling, general and administrative expense. Advertising costs for the years ended December 31, 2020 and 2019 were approximately $0.1 million and $0.8 million, respectively.

Net Loss per Share

Net Loss per Share

Basic net loss per share is calculated by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period without consideration for common stock equivalents. Diluted net loss per share is the same as basic net loss per common share, since the effects of potentially dilutive securities are anti-dilutive due to the net loss position of all periods presented.

Potentially dilutive common stock equivalents are comprised of warrants, unvested restricted stock awards (RSAs), and unexercised stock options outstanding under Obalon’s equity plan.

Recent Accounting Pronouncements

Recently Issued and Adopted Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board, or FASB, or other standard setting bodies that are adopted by Obalon as of the specified effective date. Unless otherwise discussed, Obalon believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820); Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. This guidance removes certain disclosure requirements related to the fair value hierarchy, modifies existing disclosure requirements related to measurement uncertainty and adds new disclosure requirements. The new disclosure requirements include disclosing the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and the range and weighted-average of significant unobservable inputs used to develop Level 3 fair value measurements. Certain disclosures required by this guidance must be applied on a retrospective basis and others on a prospective basis. The guidance is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years. The adoption of the new standard did not have a material impact on Obalon's consolidated financial statements.

Recently Issued Accounting Pronouncements not yet adopted

In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-13, Financial Instruments - Credit Losses, which changes the accounting for recognizing impairments of financial assets. Under the new guidance, credit losses for certain types of financial instruments will be estimated based on expected losses. The new guidance also modifies the impairment models for available-for-sale debt securities and for purchased financial assets with credit deterioration since their origination. In February 2020, the FASB issued ASU 2020-02, Financial Instruments-Credit Losses (Topic 326) and Leases (Topic 842) - Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 119 and Update to SEC Section on Effective Date Related to Accounting Standards Update No. 2016-02, Leases (Topic 842), which amends the effective date of the original pronouncement for smaller reporting companies. ASU 2016-13 and its amendments will be effective for Obalon for interim and annual periods in fiscal years beginning after December 15, 2022. Obalon believes the adoption will modify the way Obalon analyzes financial instruments, but it does not anticipate a material impact on results of operations. Obalon is in the process of determining the effects the adoption will have on its consolidated financial statements.

In December 2019, the FASB issued authoritative guidance intended to simplify the accounting for income taxes: ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. This guidance eliminates certain exceptions to the general approach to the income tax accounting model and adds new guidance to reduce the complexity in accounting for income taxes. This guidance is effective for annual periods after December 15, 2020, including interim periods within those annual periods. Obalon is currently evaluating the potential impact of this guidance on its consolidated financial statements.